Exhibit 99.1

Eledon Pharmaceuticals Reports Preliminary Second Quarter 2024 Operating Results

Presented updated data on 13 participants from ongoing Phase 1b trial evaluating tegoprubart for prevention of rejection in kidney transplantation

80 participants (two-thirds of projected recruitment) enrolled in Phase 2 BESTOW trial

Completed an oversubscribed $50 million private placement; Company expects sufficient liquidity through December 2025

IRVINE, Calif., August 14, 2024 (GLOBE NEWSWIRE) -- Eledon Pharmaceuticals, Inc. (“Eledon”) (Nasdaq: ELDN) today reported recent business highlights for its second quarter 2024.

“We have entered the second half of the year with a strong balance sheet following our oversubscribed $50 million private placement and we are highly encouraged by the progress and reception from the transplant community for our Phase 2 BESTOW trial, which remains on track to complete enrollment by the end of this year,” said David-Alexandre C. Gros, M.D., Chief Executive Officer of Eledon. “Looking at this progress and the data we presented in June, we continue to believe that tegoprubart has the potential to displace calcineurin inhibitors, the current standard of care, as a first-line immunosuppression agent for patients undergoing kidney transplant.”

Second Quarter 2024 and Recent Corporate Developments

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Enrolled the 80th participant in July 2024 in the ongoing Phase 2 BESTOW trial assessing tegoprubart head-to-head with tacrolimus for the prevention of organ rejection in kidney transplantation.

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Presented updated data at the American Transplant Congress (ATC) in June 2024 from the ongoing Phase 1b open-label trial evaluating tegoprubart for the prevention of organ rejection in kidney transplant patients. Updated data from 13 participants demonstrated that tegoprubart was generally safe and well tolerated, with an overall mean estimated glomerular filtration rate (eGFR) of all reported time points after day 30 post-transplant of 70.5 mL/min/1.73m2. Two participants completed over 12 months on therapy post-transplant, and both demonstrated mean eGFRs above 90 mL/min/1.73m2 at one-year post-transplant.

Exhibit 99.1

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Completed an oversubscribed private placement financing for total gross proceeds of $50.0 million, before deducting any offering related expenses.

Anticipated Upcoming Milestones

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End of 2024: Complete enrollment in the Phase 2 BESTOW trial of tegoprubart in kidney transplantation.

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Mid-2025: Report updated interim clinical data from the ongoing Phase 1b and long-term safety and efficacy extension studies of tegoprubart in kidney transplantation.

Financial Results

In the course of preparing the Company’s financial statements as of and for the three and six months ended June 30, 2024, the Company, in consultation with Crowe LLP, the Company’s independent registered public accounting firm, determined that a reclassification was necessary with respect to the Company’s reporting and recording of the fair value of certain common stock warrants and pre-funded warrants associated with the Company’s Securities Purchase Agreement dated as of April 28, 2023 (and the potential second and third closings thereof), resulting in a reclassification of these warrants as liabilities on the Company’s balance sheet, on a mark-to-market basis.

The Company expects to restate its audited consolidated financial statements that appeared in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2024, as amended on April 26, 2024, and its unaudited condensed consolidated financial statements that appeared in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024 (together, the “Impacted Reports”). As previously disclosed on the Company’s Form 12b-25 Notification of Late Filing filed with the SEC today, the Company also expects to delay the filing of its Form 10-Q for the three and six months ended June 30, 2024 in light of the time and resources needed to prepare a complete and accurate Form 10-Q in light of the restatement process . See also the Company’s Current Report on Form 8-K filed today for additional information.

This accounting reclassification is non-cash and is not expected to have an economic impact on the Company’s operations or on the Company’s cash, cash equivalents and short-term investments, or cash runway.

Eledon ended the second quarter with approximately $83.6 million in cash and cash equivalents, which includes the $50.0 million received in the private placement financing transaction during the second quarter.

Exhibit 99.1

About Eledon Pharmaceuticals and tegoprubart

Eledon Pharmaceuticals, Inc. is a clinical stage biotechnology company that is developing immune-modulating therapies for the management and treatment of life-threatening conditions. The Company’s lead investigational product is tegoprubart, an anti-CD40L antibody with high affinity for CD40 Ligand (CD40L), a well-validated biological target within the costimulatory CD40/CD40L cellular pathway. The central role of CD40L signaling in both adaptive and innate immune cell activation and function positions it as an attractive target for non-lymphocyte depleting, immunomodulatory therapeutic intervention. The Company is building upon a deep historical knowledge of anti-CD40L biology to conduct preclinical and clinical studies in allogeneic kidney transplantation, xenotransplantation, and amyotrophic lateral sclerosis (ALS). Eledon is headquartered in Irvine, California. For more information, please visit the Company’s website at www.eledon.com.

Follow Eledon Pharmaceuticals on social media: LinkedIn; Twitter

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. Any statements about the company’s future expectations, plans and prospects, including statements about enrollment in our clinical trials, the development and future success of product candidates, the company’s capital resources and ability to finance operations through December 2025, our filing of amendments to the Impacted Reports and our Form 10-Q for the three and six months ended June 30, 2024, as well as other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “estimates,” “intends,” “predicts,” “projects,” “targets,” “looks forward,” “could,” “may,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and are subject to numerous risks and uncertainties, including: risks relating to the completion of our financial closing procedures; final adjustments; completion of the review by our independent registered public accounting firm; the safety and efficacy of our drug candidates; risks relating to clinical development timelines, including interactions with regulators and clinical sites, as well as patient enrollment; risks relating to costs of clinical trials and the sufficiency of the company’s capital resources to fund planned clinical trials; and risks associated with the impact of the ongoing coronavirus pandemic. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors. These risks and uncertainties, as well as other risks and uncertainties that could cause the company’s actual results to differ significantly from the forward-looking statements contained herein, are discussed in our quarterly 10-Qs, annual 10-K, and other filings with the U.S. Securities and Exchange Commission, which can be found at www.sec.gov. Any forward-looking statements contained in this press release speak only as of the date hereof and not of any future date, and the company expressly disclaims any intent to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Exhibit 99.1

Investor Contact:

Stephen Jasper
Gilmartin Group
(858) 525 2047
stephen@gilmartinir.com

Media Contact:

Jenna Urban
Berry & Company Public Relations
(212) 253 8881
jurban@berrypr.com

Source: Eledon Pharmaceuticals